Zazove Convertible Securities Fund, Inc.


Annual Report
December 31, 2001


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.



TABLE OF CONTENTS


Historical Returns                                              i
Report of Independent Public Accountants                        1
Statement of Assets and Liabilities                             2
Schedule of Investments                                         3
Statement of Operations                                         6
Statements of Changes in Net Assets                             7
Statement of Cash Flows                                         8
Notes to Financial Statements                                   9
Financial Highlights                                           14
Directors and Officer                                          15


This report has been prepared for the general information of shareholders in the Zazove Convertible Securities Fund, Inc.

RELATIVE PERFORMANCE
12/31/96 - 12/31/01

[A graph illustrates the relative performance of the Fund verse the S&P 500, Russell 2000 and Lehman Aggregate Bond Index for the one year, three year and five year period ended December 31, 2001. As illustrated in the graph, during this period the Fund's return was +2.76%, +10.74% and +8.32%, respectively, while the return of the S&P 500 stock index was -11.89%, -1.03% and 10.70%, respectively, the return of the Russell
2000 stock index was +2.49%, +6.42% and +7.52%, respectively, and the return of the Lehman Brothers Aggregate Bond Index was +8.44%, +6.28% and +7.43%, respectively.]

Fund returns are presented after all fees and expenses. The Fund's returns prior to 1/199 are those of its predecessor, Zazove Convertible Fund, L.P. The returns of the S&P 500 stock index, the Russell 2000 stock index and the Lehman Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Directors of Zazove Convertible
Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of ZAZOVE CONVERTIBLE SECURITIES FUND, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible Securities Fund, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN, LLP
Chicago, Illinois
February 11, 2002



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


ASSETS

Investment securities, at fair value -
 cost $44,295,958 (Note 1)                          $  36,345,256
Receivables-
  Securities sold, not settled                          1,435,687
  Dividends                                                    10
  Interest                                                457,970
  Prepaid insurance                                           278
    Total assets                                       38,239,201


LIABILITIES

Common stock sold short, at fair value -
 proceeds $12,231 (Note 1)                                  8,037
Payables-
  Redemptions                                           1,236,478
  Margin account due to brokers                         3,047,395
  Accounting fees                                          16,500
  Margin interest                                           2,558
  Other                                                     5,106
    Total liabilities                                   4,316,074

    Net assets                                      $  33,923,127

ANALYSIS OF NET ASSETS

Common stock ($.01 par value; 25,000,000 shares
 authorized; 2,491,541 shares issued and
 outstanding)                                       $      24,915
Paid-in surplus                                        41,288,017
Accumulated undistributed net realized gains on
 investments and short securities                         299,079
Accumulated undistributed net investment income           257,624
Net unrealized depreciation on investments and
  short securities                                     (7,946,508)

NET ASSETS                                          $  33,923,127

Net asset value per share (based on 2,491,541 shares
outstanding)                                        $       13.62


The accompanying notes to financial statements are an integral part of this statement.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.


SCHEDULE OF INVESTMENTS
December 31, 2001


                                           Principal/      Fair
                                            Shares         Value

INVESTMENT SECURITIES - 107%

CONVERTIBLE PREFERRED STOCK - 27%

Australia - 2%

Village Roadshow $3.25                        1,500    $   46,500
**Village Roadshow $3.25                     22,500       697,500
                                                          744,000
United States - 25%

^Metromedia Int'l Group Inc. $3.625         156,000     1,170,000
AES Trust VII $3.00                          18,000       542,250
Budget Group Capital Trust $3.125            63,200       284,400
Calpine Capital Trust II $2.75               45,000     1,940,625
Carriage Services Cap Trust $3.50            27,000       779,625
General Datacomm Industries $2.25            50,000        50,000
Hercules Inc. $65.00                          1,020       405,450
~Hybridon Inc. $6.50                          6,271       220,175
Loral Space & Comm $3.00                     34,800       465,450
McLeodUSA Inc. $16.875                       16,800       375,480
Owens Corning Capital LLC $3.250             60,500       131,224
^Simon Property Group Inc. $6.50             21,000     1,758,750
Titanium Metal Inc. $3.3125                  16,200       287,550
                                                        8,410,979

Total convertible preferred stock
(cost--$13,716,257)                                     9,154,979


CONVERTIBLE BONDS - 77%

Canada - 6%

^ +Four Seasons, 0.000% Due 09-23-29     $4,000,000     1,247,500
**
Nortel Networks Corp.,
 4.250% Due 09-01-08                      1,000,000       973,750
                                                        2,221,250
Chile - 4%

Gener S.A., 6.000% Due 03-01-05           1,200,000     1,200,000


Great Britain - 1%

NTL Inc., 7.000% Due 12-15-08             2,600,000       234,000


Ireland - 3%

^ +Elan Corp., 0.000% Due 12-14-18        1,600,000     1,128,000


Singapore - 1%

^ +APP Finance VI Mauritius,
  0.000% Due 11-18-12                  $ 12,903,000   $   467,734


United States - 62%

AES Corp., 4.500% Due 08-15-05              800,000       700,000
American Greetings Corp.,
 7.000% Due 07-15-06                        500,000       624,375
BankAtlantic Bancorp Inc.,
 5.625% Due 12-01-07                        700,000       693,000
^Corning Inc., 4.875% Due 03-01-08        1,000,000       886,250
*Enron Corp., 0.000% Due 02-07-21         1,400,000       178,500
^First American Corp.,
  4.500% Due 04-15-08                     1,000,000       980,000
**Hasbro, 2.750% Due 12-01-21               500,000       494,375
Intevac Inc., 6.500% Due 03-01-04         1,000,000       650,000
**Jardine Matheson/JP Morgan,
  4.750% Due 09-06-07                       300,000       290,250
Kerr McGee Corp., 5.250% Due 02-15-10     1,295,000     1,453,637
Level Three Communications,
 6.000% Due 09-15-09                      2,500,000       732,812
^Liberty Media, 3.500% Due 01-15-31       1,200,000       916,464
^Liberty Media, 4.000% Due 11-15-29       1,900,000     1,410,750
^ *NCS Healthcare Inc.,
   5.750%  Due 08-15-04                     750,000       138,750
^Personnel Group, 5.750% Due 07-01-04     3,040,000     1,246,400
^Quadramed Corp., 5.250% Due 05-01-05     1,035,000       838,350
^ +Royal Caribbean Cruises Ltd.,
   0.000% Due 05-18-21                    3,300,000     1,155,000
Service Corp. International,
 6.750% Due 06-22-08                        800,000       804,720
^ +Solectron Corp., 0.000% Due 05-08-2      600,000       318,750
+Solectron Corp., 0.000% Due 11-20-20     2,035,000       862,331
^SpaceHab Inc., 8.000% Due 10-15-07         250,000       125,000
Spherion Corp., 4.500% Due 06-01-05         580,000       464,000
^ +Tribune Co., 0.000% Due 04-15-17       2,300,000     1,299,500
* **U.S. Diagnostic Labs Inc.,
    6.500% Due 06-30-01                     630,000       409,500
^ *U.S. Diagnostic Labs Inc.,
   9.000% Due 03-31-03                    1,569,000       627,600
^United Parcel Service Inc.,
 1.750% Due 09-27-07                        750,000       733,594
^ +Wellpoint Health Network,
   0.000% Due 07-02-19                    2,265,000     1,938,840
                                                       20,972,748

Total convertible bonds (cost -- $28,709,678)          26,223,732


CORPORATE BONDS - 1%

United States - 1%

McLeod USA Inc., 11.375% Due 01-01-09     2,000,000       470,000

Total corporate bonds (cost -- $325,625)                  470,000


COMMON STOCK - 2%

United States - 0%

^Ascent Assurance, Inc.                      12,359         7,415


Germany - 2%

^Ceyoniq AG                                  98,914       484,679

Total common stock (cost -- $1,544,398)                   492,094


OTHER - 0%

United States - 0%

Hybridon Class A Wts '03                     29,671   $     4,451

Total other (cost -- $0)                                    4,451

Total investment securities(cost -- $44,295,958)       36,345,256


SHORT STOCK - 0%

United States - 0%

NCS Healthcare Inc.                         (42,300)       (8,037)

Total short stock (proceeds - $12,231)                     (8,037)

Other assets less liabilities - (7%)                   (2,414,092)

Net assets -- 100%                                   $ 33,923,127


The above percentages were computed as a percentage of net assets.

* This security is currently in default and interest is not being accrued on the position.

** These securities are subject to contractual or legal restrictions on their sale. At December 31, 2001, the value of these securities was $2,865,375 representing 7.88% of investment securities at fair value.

+  Nonincome producing.

~ Dividends received on these positions are paid in kind with common stock in lieu of cash disbursement.

^ These securities are pledged as collateral for the margin account held by the custodian.


The accompanying notes to financial statements are an integral part of this schedule.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001


INVESTMENT INCOME:

Interest                                              $ 2,738,457
Dividends                                                 880,557
Other                                                         528
    Total investment income                             3,619,542

EXPENSES:

Management fees (Note 4)                                  602,411
Margin interest                                           172,182
Transfer agency fees                                       57,313
Custodian fees                                              7,107
Director fees                                               6,000
Professional fees                                          26,850
Insurance expense                                           2,220
Other                                                       4,188
    Total expenses                                        878,271
    Net investment income                               2,741,271

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments and short securities    (950,219)
Net change in unrealized depreciation of investments
 and short securities                                    (906,974)

    Net loss on investments and short securities       (1,857,193)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $    884,078


The accompanying notes to financial statements are an integral part of this statement.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2001 and 2000

                                            2001          2000
OPERATIONS:

Net investment income                   $ 2,741,271   $ 1,220,222
Net realized gain (loss) on
 investments and short securities          (950,219)    6,630,048
Net change in unrealized depreciation
 of investments and short securities       (906,974)   (5,168,339)
    Net increase in net assets
     resulting from operations              884,078     2,681,931

DISTRIBUTIONS PAID:

From net investment income               (1,640,207)   (1,220,222)
In excess of net investment income            -          (668,808)
From net realized gains                  (1,395,016)   (4,822,754)
    Net decrease in net assets
     resulting from distributions paid   (3,035,223)   (6,711,784)

CAPITAL SHARE TRANSACTIONS:

Proceeds from-
  Shares sold                             5,126,968     2,335,298
  Shares from reinvestment of dividends   2,987,359     6,596,762
Payments for-
  Shares redeemed                        (3,303,195)   (4,405,888)
    Net increase in net assets
    resulting from capital share
    transactions                          4,811,132     4,526,172

NET INCREASE IN NET ASSETS                2,659,987       496,319

NET ASSETS, beginning of year            31,263,140    30,766,821
NET ASSETS, end of year (including
 accumulated undistributed (distribution
 in excess of) net investment income of
 $257,624 and ($843,440) respectively) $ 33,923,127  $ 31,263,140

The accompanying notes to financial statements are an integral part of these statements.



ZAZOVE CONVERTIBLE SECURTIES FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from operations   $  884,078
Adjustments to reconcile net increase in net assets
 resulting from operations to net cash used in
 operating activities-
  Purchase of investment securities                   (62,952,418)
  Proceeds from disposition of investment
   Securities                                          59,334,143
  Decrease in dividends receivable                         69,156
  Increase in interest receivable                        (145,325)
  Increase in prepaid insurance                              (278)
  Increase in margin account due to brokers               649,103
  Decrease in accounting fees payable                      (6,500)
  Decrease in margin interest payable                      (3,442)
  Increase in other payables                                    5
  Amortization and accretion                           (1,778,700)
  Net realized loss on investments and short securities   950,219
  Net change in unrealized depreciation of  investments
   and short securities                                   906,974
      Net cash used in operating activities            (2,092,985)


CASH FLOWS FROM FINANCING ACTIVITIES:

 Proceeds from-
  Shares sold                                           4,742,947
  Shares from reinvestment of dividends                 2,987,359

 Payments for-
  Shares redeemed                                      (2,602,098)
 Dividends distributed                                 (3,035,223)
      Net cash provided by financing activities         2,092,985

NET CHANGE IN CASH AND CASH EQUIVALENTS                     -

CASH AND CASH EQUIVALENTS, beginning of year                -

CASH AND CASH EQUIVALENTS, end of year               $      -


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Shareholder contribution of securities               $    384,021
Cash paid during the year for interest               $    175,624


The accompanying notes to financial statements are an integral part of this statement.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


1.	SIGNIFICANT ACCOUNTING POLICIES

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified management investment company that operates as a closed-end interval Fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, L.L.C., is the Fund's investment advisor. The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

The following is a summary of significant accounting policies:

Security Valuation

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Board of Directors.

Cash and Cash Equivalents

For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments.

Other Policies

The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the first-in, first-out cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	DIRECTORS AND OFFICERS

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman.
Each of the three directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the shareholders or the directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

3.	SHARES

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares/Units

                                              2001          2000
                                             Shares        Shares

Subscriptions/contributions to the Fund     368,766       127,094
Issued in reinvestment of distributions     204,301       440,031
Redemptions/withdrawals from Fund          (233,180)     (237,455)
    Net increase                            339,887       329,670

Shares outstanding at the
 beginning of year                        2,151,654     1,821,984

Shares outstanding at the end of year     2,491,541     2,151,654

4.	MANAGEMENT ARRANGEMENTS
Zazove Associates, L.L.C. has been engaged as the Fund's
Investment Advisor pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates,
L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.


                                        Net Assets
                                       in Excess of
                                      of $20,000,000   Net Assets
                                          up to       in Excess of
 Net Assets      First $20,000,000     $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%

5.	EXPENSES

The Fund bears all normal costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. No portion of the Investment Advisor's or its affiliate's general overhead costs will be allocated to the Fund. The custodian fees are paid to UMB Bank, N.A. and the transfer agency fees are paid to Sunstone Financial Group, Inc.

6.	INCOME TAXES

The Fund has elected to be treated and to qualify each year as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended and therefore will not generally be liable for Federal income taxes to the extent taxable income is distributed on a timely basis.

7.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2001, purchases of investment securities (excluding short-term securities) were $62,343,661 and proceeds from sales were $60,769,830. For federal income tax purposes, at December 31, 2001, the gross unrealized depreciation on investments was approximately $10,064,078 and the gross unrealized appreciation was approximately $2,697,871. The cost of investments for federal income tax purposes was approximately $44,711,464 at December 31, 2001. The Fund has a net capital loss carry forward of $1,565,310, which may be used to offset net capital gains until 2009.

8.	OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund engages in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At December 31, 2001, the market value of securities sold short was $8,037. These short positions are hedged positions and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At December 31, 2001, the three largest industry concentrations were as follows (as a percentage of investment securities at fair value):

          Utility-Electric                      12.1%
          Telecommunications-Equipment           9.9%
          Services-Commercial and Consumer       9.8%

At December 31, 2001, the three largest country concentrations were as follows (as a percentage of investment securities at fair value):

          United States                           80%
          Canada                                   6%
          Chile                                    3%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At December 31, 2001, the Fund owed the brokerage firm $3,047,395 for securities purchased on margin. The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate plus 50 basis points. At December 31, 2001, the cash paid for margin interest expense was $175,624.

9.	CHANGES IN ACCOUNTING PRINCIPLES

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in an increase in net investment income of $1,778,700, an increase in net unrealized depreciation of $727,708, and an increase in net realized losses of $1,052,992 for the year ended December 31, 2001. The statement of changes in net assets and financial highlights for prior periods has not been restated to reflect this change in presentation.

10.	DISTRIBUTIONS TO SHAREHOLDERS

On May 15, 2001 a distribution of $0.93 per share was declared. The dividend was paid on June 1, 2001, to shareholders of record on May 15, 2001. On November 8, 2001, a distribution of $0.45 per share was declared. The dividend was paid on December 1, 2001 to shareholders of record on November 15, 2001.

The tax character of distributions paid during 2001 was as
Follows:

                                            2001          2000

Distributions paid from ordinary income
(includes short term capital gains) $2,453,385 $4,584,144 Distributions paid from long term
 capital gains                              581,838     2,127,638
Total taxable distributions               3,035,223     6,711,782
Tax return of capital                         -             -
Total distributions paid                 $3,035,223    $6,711,782

As of December 31, 2001, the components of accumulated earnings
(deficits) on a tax basis were as follows:

                                                         2001
Accumulated undistributed net investment income        $1,541,712
Accumulated unrealized loss                            (1,565,310)
Unrealized depreciation                                (7,366,207)
Total accumulated deficit                              (7,389,805)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Years Ended December 31, 1997 through 2001

Per Share/Unit Operating Performance

                           2001    2000    1999   1998(*)  1997(*)
Net Asset Value,
 beginning of year        $14.53  $16.89  $15.47  $15.40   $14.09

Income from investment
 operations:

Net investment income       1.22    0.65    0.63    0.54     0.70
Net realized and
 Unrealized gains or
 losses on investments     (0.75)   0.70    2.71   (0.47)    0.61

Total from investment
 Operations                 0.47    1.35    3.34    0.07     1.31

Less Distributions

From net investment income (0.73)  (0.65)  (0.63)    N/A      N/A
In excess of net
 investment income         (0.00)  (0.39)  (0.15)    N/A      N/A
From capital gains         (0.65)  (2.67)  (1.14)    N/A      N/A

Total distributions        (1.38)  (3.71)  (1.92)    N/A      N/A

Net Asset Value,
 end of year              $13.62  $14.53  $16.89  $15.47   $15.40


Total return               2.76%   7.90%  22.50%   0.45%    9.30%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year
   $33,923,127  $31,263,140  $30,766,821  $36,383,556  $37,347,668

Ratio of expenses to
 average net assets        2.12%   2.08%   2.16%   2.16%    2.00%
Ratio of net investment
 income to average net
 assets                    8.22%   3.58%   3.72%   3.43%    4.57%
Portfolio Turnover rate     160%    118%    222%    365%     405%


(*) Figures are those of the Fund's predecessor, Zazove Convertible
    Fund, L.P., see Note 1 for more information.
N/A - Not applicable as all income and capital gains were allocated directly to the partners' capital accounts.
(**) Ratio of expenses to average net assets is determined before
     margin interest, which is a cost of capital.   The ratio
     including margin interest is 2.63%.




DIRECTORS AND OFFICERS

Name      Positions   Term   Occupation  Portfolios  Other

Gene Pretti  Director  Indefinite1  CEO, Sr.PortMngr  N/A   N/A
940 Southwood  President  8 years2  Zazove Associates, LLC
Incline Village, NV 89451           since 1989
Age: 40

Steven M. Kleiman Director Indefinite1 COO  N/A  N/A
4801 W. Peterson  Treasurer  6years2   Zazove Associates, LLC
Chicago, IL 60646                      since 1994
Age: 40

Andrwe J. Goodwin, III
                  Director Indefinite1 Investment Advisor  N/A Trustee
100 S. Wacker, Suite 320   8years2     Optimum Advisors       Universal
Chicago, IL 60606                      Since 1991             Capital
Age: 58                                                       Growth Fund

Jack L. Hansen Director  Indefinite1  Investment Advisor  N/A N/A
309 Clifton Ave.          6 years2    The Clifton Group
Minneapolis, MN 55403                  since 1985
Age: 41

Peter A. Lechman  Director  Indefinite1  Physician  N/A  N/A
2737 N. Janssen #A          8 years2     Northwestern Memorial
Chicago, IL 60614-1132                    since 1999
Age: 38                                   Physician Glen Ellyn
                                          and Wheaton
                                          1998-1999
                                          Physician Lutheran Gen.
                                          1995-1998
1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS					Andrew  J. Goodwin, III
						Jack L. Hansen
						Steven M. Kleiman
						Peter A. Lechman
						Gene T. Pretti

OFFICERS					Gene T. Pretti
						Steven M. Kleiman

INVESTMENT ADVISOR			Zazove Associates, LLC
						940 Southwood Blvd., Suite 200
						Incline Village, NV  89451

CUSTODIAN					UMB Bank N.A.
						928 Grand Avenue
						Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS			Arthur Andersen, LLP
						33 W. Monroe Street
						Chicago, IL  60603

DIVIDEND-DISBURSING			Sunstone Financial Group, Inc.
AND TRANSFER AGENT			803 W. Michigan Street, Suite A
						Milwaukee, WI  53233